                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [  ] Preliminary Proxy Statement.

      [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [  ] Definitive Additional Materials.

      [  ] Soliciting Material Pursuant to ss.240.14a-12

                       TORTOISE ENERGY CAPITAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:

             (2) Form, Schedule or Registration Statement No.:

              (3) Filing Party:

              (4) Date Filed:

                       TORTOISE ENERGY CAPITAL CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-727-0254

                                January 27, 2006

Dear Fellow Stockholder:

You are cordially  invited to attend the first annual meeting of stockholders of
Tortoise Energy Capital Corporation (the "Company") on Wednesday, April 12, 2006
at 9:00 a.m.,  Central Time, at The Doubletree Hotel,  10100 College  Boulevard,
Overland Park, Kansas 66210.

The matters  scheduled for  consideration at the meeting are the election of two directors  of the  Company,  the grant of  authority  to the Company to sell its common shares for less than net asset value, subject to certain conditions,  and the  ratification  of the  selection  of  Ernst & Young  LLP as the  independent registered  public  accounting  firm of the  Company  for its fiscal year ending
November 30, 2006, as more fully discussed in the enclosed proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal  notice of the meeting,  the Company's  proxy  statement, which  gives  detailed  information  about  the  proposals  and  why  the  Board recommends  that you vote to approve  each of them,  the actual proxy for you to sign and return,  and the Company's Annual Report to stockholders for the fiscal year ended November 30, 2005. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-727-0254.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                   Sincerely,

                                   /s/ David J. Schulte

                                   David J. Schulte
                                   CEO and President

                       TORTOISE ENERGY CAPITAL CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q. WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A. This proxy contains three  proposals:  (i) the election of two directors to serve until the 2009 Annual Stockholder Meeting;  (ii) the grant of authority to the Company to sell its common shares for less than net asset value,  subject to certain  conditions;  and (iii) the  ratification of Ernst & Young LLP as the
Company's  independent  registered public  accounting firm.  Stockholders of the
Company may also  transact  such other  business as may properly come before the meeting.

Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A. The Board of Directors of the Company  unanimously  recommends  that you vote "FOR" all proposals on the enclosed proxy card.

Q. HOW CAN I VOTE?

     A. You can vote by  completing,  signing and dating  your proxy  card,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                       read the Proxy Statement carefully.

                   If you have questions, call 1-800-727-0254.

                       TORTOISE ENERGY CAPITAL CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-727-0254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Energy Capital Corporation:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting of  Stockholders  of  Tortoise
Energy Capital Corporation, a Maryland Corporation (the "Company"), will be held on Wednesday,  April 12, 2006 at 9:00 a.m. Central Time at The Doubletree Hotel,
10100 College Boulevard, Overland Park, Kansas 66210 for the following purposes:

     1.   To elect two  directors of the  Company,  to hold office for a term of three years and until their respective successors are duly elected and qualified;

     2.   To grant the Company the  authority to sell its common shares for less than net asset value, subject to certain conditions;

     3.   To  ratify  the  selection  of  Ernst & Young  LLP as the  independent registered  public  accounting firm of the Company for its fiscal year ending November 30, 2006; and

     4.   To  transact  any other  business  that may  properly  come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders of record as of the close of business on January 17, 2006 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

                                  By Order of the Board of Directors of the Company,

                                  /s/ Zachary A. Hamel

                                  Zachary A. Hamel
                                  Secretary
January 27, 2006
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation  at the meeting.  A return  envelope (which postage is prepaid if mailed in the United  States) is  enclosed  for that  purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                       TORTOISE ENERGY CAPITAL CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-800-727-0254

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 12, 2006

This proxy  statement is being sent to you by the Board of Directors of Tortoise
Energy Capital Corporation (the "Company"). The Board of Directors is asking you to complete and return the enclosed  proxy card,  permitting  your shares of the
Company to be voted at the annual meeting of  stockholders  called to be held on
April 12, 2006.  Stockholders  of record at the close of business on January 17,
2006 (the  "record  date") are  entitled  to vote at the meeting as set forth in this  proxy  statement.  This proxy  statement  and the  enclosed  proxy and the
Company's  Annual Report to stockholders  for the fiscal year ended November 30,
2005 are first being mailed to stockholders on or about January 27, 2006.

The Company's  reports can be accessed on its link at its  investment  advisor's
website   (www.tortoiseadvisors.com)   or  on  the   Securities   and   Exchange
Commission's ("SEC") website (www.sec.gov).

                                  PROPOSAL ONE

                            ELECTION OF TWO DIRECTORS

     The Board of Directors  unanimously  nominated Terry C. Matlack and Charles
E. Heath,  following  recommendation by the nominating and governance committee, for election as directors at the annual meeting. If elected, Messrs. Matlack and
Heath will serve for a term of three years and until their  successors  are duly elected  and  qualified.  Each of these  nominees is  currently a director,  has consented  to be  named  in this  proxy  statement  and has  agreed  to serve if elected.  The  Company has no reason to believe  that either Mr.  Matlack or Mr.
Heath will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  FOR the election of Messrs.  Matlack and
Heath as directors of the Company.  Currently the Company has five directors. In accordance with the Company's Articles of Incorporation,  as amended,  its Board of Directors  is divided into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered. The terms of John
R. Graham and H. Kevin Birzer  expire on the date of the 2007 annual  meeting of stockholders and the term of Conrad S. Ciccotello  expires at the annual meeting of  stockholders  in 2008. If Mr.  Matlack and Mr. Heath are elected at the 2006 annual  meeting,  their terms will expire on the date of the 2009 annual meeting of stockholders.

     In accordance with the Company's Bylaws ("Bylaws"), each share may be voted for as many  individuals  as there are  directors  to be  elected  and for whose election  the share is  entitled  to vote.  The  holders  of common  shares  are entitled to vote each share on the  election of each of the two  directors.  The
Company's directors are elected by a plurality of the votes cast at the meeting.
Where, as here, there are two vacancies for director,  the two nominees with the highest number of affirmative votes,  regardless of the votes withheld for those candidates,  will be  elected.  Thus,  abstentions,  withheld  votes and  broker non-votes,  if any, will not be counted towards such nominee's  achievement of a plurality. Stockholders do not have cumulative voting rights.

     If  elected,  Mr.  Matlack and Mr.  Heath will hold  office  until the 2009 annual meeting of stockholders  and until their  successors are duly elected and qualified.  If either Mr.  Matlack or Mr. Heath is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Board of Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other public company directorships held by each
Board member.  The Fund Complex is comprised of the closed-end  funds advised by the  Company's  investment  advisor,  Tortoise  Capital  Advisors,  L.L.C.  (the
"Advisor"),  and as of January 27, 2006  included  the Company,  Tortoise  North
American  Energy   Corporation   ("TYN")  and  Tortoise  Energy   Infrastructure
Corporation ("TYG").

                    NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                  With Company and                                      Fund Complex     Directorships
                                 Length of    Time         Principal Occupation          Overseen by        Held by
    Name, Age and Address            Served               During Past Five Years           Director         Director
    ---------------------            ---------            ----------------------       ---------------- ------------
Charles E. Heath*, 63           Director since 2005   Retired in 1999.  Formerly,           Three            None
10801 Mastin Blvd.                                    Chief Investment Officer,
Suite 222                                             General Electric's Employers
Overland Park, KS  66210                              Reinsurance Corporation
                                                      (1989-1999). CFA since 1974.

*Mr. Heath is also a director of Tortoise Capital Resources Corporation ("TTO"), an affiliate of the Company and for which the Advisor serves as investment advisor.

                NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                  With Company and                                      Fund Complex     Directorships
                                 Length of Time           Principal Occupation          Overseen by        Held by
    Name, Age and Address            Served               During Past Five Years           Director         Director
------------------------------- --------------------- -------------------------------- ---------------- ----------------
Terry C. Matlack*, 49           Director, Chief       Managing Director of the              Three            None
10801 Mastin Blvd.              Financial Officer     Advisor ; Managing Director,
Suite 222                       and Chief             Kansas City Equity Partners LC
Overland Park, KS  66210        Compliance Officer    ("KCEP"), a private equity
                                since 2005,           firm (2001- present).
                                Assistant Treasurer   Formerly, President,
                                since November        GreenStreet Capital (1995 -
                                2005, Treasurer       2001).
                                from April 2005 to
                                November 2005

*Mr. Matlack,  as a principal of the Advisor,  is an "interested  person" of the
Company,  as that term is defined in Section 2(a)(19) of the Investment  Company
Act of 1940,  as amended  (the "1940 Act").  Mr.  Matlack is also a director and officer of TTO.

                    REMAINING DIRECTORS WHO ARE INDEPENDENT:

                                                                                         Number of      Other Public
                                Positions(s) Held                                      Portfolios in       Company
                                 With Company and                                      Fund Complex     Directorships
                                Length of Time            Principal Occupation          Overseen by        Held by
    Name, Age and Address            Served               During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------
Conrad S. Ciccotello*, 45      Director since 2005   Associate Professor of Risk           Three            None
10801 Mastin Blvd.                                   Management and Insurance,
Suite 222                                            Robinson College of Business,
Overland Park, KS  66210                             Georgia State University since
                                                     1999; Director of Graduate
                                                     Personal Financial Planning
                                                     Programs, and Editor,
                                                     Financial Services Review
                                                     since 2001 (an academic
                                                     journal dedicated to the
                                                     study of individual
                                                     financial management).
                                                     Formerly, faculty member,
                                                     Pennsylvania State
                                                     University (1997-1999).

John R. Graham*, 60            Director since 2005   Executive-in-Residence and            Three       Erie Indemnity
10801 Mastin Blvd.                                   Professor of Finance, College                     Company; Erie
Suite 222                                            of Business Administration,                       Family Life
Overland Park, KS  66210                             Kansas State University (has                      Insurance
                                                     served as a professor or                          Company;
                                                     adjunct professor since 1970);                    Kansas State
                                                     Chairman of the Board,                            Bank
                                                     President and CEO, Graham
                                                     Capital Management, Inc. and
                                                     Owner of Graham Ventures.
                                                     Formerly, CEO, Kansas Farm
                                                     Bureau Financial Services,
                                                     including seven affiliated
                                                     insurance or financial
                                                     service companies
                                                     (1979-2000).

*Messrs. Ciccotello and Graham are also directors of TTO.

                 REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

                                                                                         Number of      Other Public
                                Positions(s) Held                                      Portfolios in       Company
                                 With Company and                                      Fund Complex     Directorships
                                Length of Time             Principal Occupation          Overseen by        Held by
    Name, Age and Address            Served               During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------

H. Kevin Birzer*, 46           Director and          Managing Director of the             Three             None
10801 Mastin Blvd.             Chairman of the       Advisor; Partner/Senior
Suite 222                      Board since 2005      Analyst, Fountain Capital
Overland Park, KS  66210                             Management, L.L.C. ("Fountain
                                                     Capital"), a registered
                                                     investment advisor (1989 -
                                                     present).  Formerly, Vice
                                                     President, Corporate Finance
                                                     Department, Drexel Burnham
                                                     Lambert (1986-1989); and Vice
                                                     President, F. Martin Koenig &
                                                     Co. (1983- 1986).

*Mr.  Birzer,  as  principal of the Advisor,  is an  "interested  person" of the
Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Birzer is also a director and Chairman of the Board of TTO.

     Officers.  Mr. Birzer is the Chairman of the Board of the Company,  and Mr.
Matlack is the Chief Financial Officer, Assistant Treasurer and Chief Compliance
Officer of the Company.  The preceding  table gives more  information  about Mr.
Birzer and Mr.  Matlack.  The  following  table sets forth each other  officer's name,  age and  address;  position(s)  held with the  Company and length of time served;  principal  occupation  during  the  past  five  years;  the  number  of portfolios in the Fund Complex overseen by each officer; and other directorships held by each  officer.  Each officer  serves  until his  successor is chosen and qualified or until his  resignation  or removal.  As  principals of the Advisor, each of the following  officers of the Company are  "interested  persons" of the
Company,  as  that  term  is  defined  in  Section  2(a)(19)  of the  1940  Act.
Additionally, each of the following officers serves as an officer of TTO.

                                                                                         Number of      Other Public
                                Positions(s) Held                                      Portfolios in       Company
                                 With Company and                                      Fund Complex     Directorships
                                Length of Time            Principal Occupation          Overseen by        Held by
    Name, Age and Address            Served               During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------
David J. Schulte, 44            President and        Managing Director of the              Three            None
10801 Mastin Blvd.              Chief Executive      Advisor ; Managing Director,
Suite 222                       Officer since 2005   KCEP (1993-present).
Overland Park, KS  66210

Zachary A. Hamel, 40            Senior Vice          Managing Director of the              Three            None
10801 Mastin Blvd.              President and        Advisor; Partner/Senior
Suite 222                       Secretary since      Analyst with Fountain Capital
Overland Park, KS  66210        2005                 (1997-present).

Kenneth P. Malvey, 40           Senior Vice          Managing Director of the              Three            None
10801 Mastin Blvd.              President since      Advisor; Partner/Senior
Suite 222                       2005, Treasurer      Analyst, Fountain Capital
Overland Park, KS  66210        since November       (2002-present).  Formerly,
                                2005; Assistant      Investment Risk Manager and
                                Treasurer from       member of the Global Office of
                                April 2005 to        Investments, GE Capital's
                                November 2005        Employers Reinsurance
                                                     Corporation (1996 - 2002).

     Committees  of the Board of  Directors.  The  Company's  Board of Directors
currently has three standing committees:

     o    Executive  Committee.  Messrs.  Birzer and  Matlack are members of the executive committee. The executive committee has authority to exercise the  powers  of the Board (i)  where  assembling  the full  Board in a timely manner is impracticable,  (ii) to address emergency matters, or
          (iii) to address matters of an administrative  or ministerial  nature.
          Messrs.  Birzer and Matlack are "interested persons" of the Company as defined by Section 2(a)(19) of the 1940 Act.

     o    Audit  Committee.  Messrs.  Ciccotello,  Heath and Graham serve on the audit  committee.  The audit  committee was  established in accordance with Section  3(a)(58)(A) of the  Securities  Exchange Act of 1934, as
          amended (the "Exchange  Act"),  and operates  under a written  charter adopted  and  approved  by the Board,  which is attached to this proxy statement as Appendix A. The audit  committee  approves and recommends to the Board the election,  retention or  termination  of  independent auditors;  approves services to be rendered by the auditors;  monitors the auditors' performance; reviews the results of the Company's audit;
          determines  whether  to  recommend  to the  Board  that the  Company's audited  financial  statements  be  included in the  Company's  Annual
          Report;  and  responds  to other  matters  as  outlined  in the  Audit
          Committee  Charter.  Each audit committee  member is  "independent" as
          defined  under  the  applicable   New  York  Stock  Exchange   listing
          standards.

     o    Nominating and Governance  Committee.  Messrs.  Ciccotello,  Heath and
          Graham serve on the nominating and governance  committee (formerly the
          Nominating  Committee),  none of whom are "interested  persons" of the
          Company as defined in the 1940 Act.  Each

          nominating and governance committee member is "independent" as defined under the New York Stock Exchange  listing  standards.  The nominating and governance  committee operates under a written charter adopted and approved by the Board,  a current  copy of which is  available  at the
          Company's  link on the Advisor's  website  (www.tortoiseadvisors.com).
          The nominating and governance  committee:  (i) identifies  individuals qualified  to become  Board  members and  recommends  to the Board the director  nominees for the next annual meeting of stockholders  and to fill any  vacancies;  (ii) monitors the  structure  and  membership of
          Board  committees;  recommends to the Board director nominees for each committee;  (iii) reviews issues and developments related to corporate governance  issues and develops and recommends to the Board  corporate governance  guidelines  and  procedures,  to the extent  necessary  or desirable;  (iv) actively seeks individuals who meet the standards for directors set forth in the Company's Bylaws, who meet the requirements of any applicable laws or exchange  requirements and who are otherwise qualified to become board members for recommendation to the Board; (v)
          has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm's fees and other retention  terms,  though it has yet to exercise such authority;
          and (vi) may not delegate its authority. The nominating and governance committee will consider  stockholder  recommendations for nominees for membership  to the Board so long as such  recommendations  are made in
          accordance  with  the  Company's  Bylaws.   Nominees   recommended  by
          stockholders  in  compliance  with the Bylaws of the  Company  will be evaluated  on the  same  basis  as other  nominees  considered  by the
          nominating  and   governance   committee.   Stockholders   should  see
          "Stockholder  Proposals and  Nominations  for the 2007 Annual Meeting"
          below for  information  relating to the submission by  stockholders of nominees and matters for  consideration  at a meeting of the Company's stockholders.  The Company's Bylaws require all directors and nominees for directors (1) to be at least 21 years of age and have  substantial expertise,  experience and  relationships  relevant to the business of the Company and (2) to have a master's  degree in economics,  finance, business administration or accounting, to have a graduate professional degree in law from an  accredited  university or college in the United
          States,  or the  equivalent  degree from an equivalent  institution of higher  learning  in another  country,  to have a  certification  as a public  accountant  in the  United  States,  to be  deemed  an  "audit committee  financial  expert"  as such term is  defined in item 401 of
          Regulation S-K as promulgated by the SEC, or to be a current  director of the Company.  The nominating and governance  committee has the sole discretion  to  determine if an  individual  satisfies  the  foregoing qualifications.

     o    Compliance  Committee.  This  committee  was formed in December  2005.
          Messrs.   Ciccotello,   Heath  and  Graham  serve  on  the  compliance
          committee.  Each  compliance  committee  member  is  "independent"  as defined under the New York Stock Exchange listing standards,  and none are  "interested  persons"  of the Company as defined in the 1940 Act.
          The compliance  committee operates under a written charter adopted and approved by the Board. The compliance  committee  reviews and assesses management's  compliance with applicable  securities  laws,  rules and regulations;  monitors  compliance  with the Company's Code of Ethics;
          and  handles  other  matters  as the Board or  committee  chair  deems appropriate.

     The Board does not currently have a standing  compensation  committee.  The
New York Stock Exchange does not require boards of directors of closed-end funds to have a standing compensation committee.

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2005:

         Board of Directors                                      4
         Executive Committee                                     0
         Audit Committee                                         1
         Nominating Committee (became the Nominating and         0
         Governance Committee in December 2005)

     All of the members of the Board and committee members then serving attended all of the meetings of the Board of Directors  and  applicable  committees  held during the fiscal year.

     Director and Officer  Compensation.  The Company does not compensate any of the  directors who are  interested  persons and does not  compensate  any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2005 to each of the current directors. The Company has no retirement or pension plans.

                                                                                Total Compensation from
                      Name                      Compensation from Company            Fund Complex
                      ----                      -------------------------            ------------
       Interested Persons
       H. Kevin Birzer                                     $0                                $0
       Terry C. Matlack                                    $0                                $0
       Independent Persons
       Conrad S. Ciccotello                           $27,000                           $69,000
       John R. Graham                                 $21,000                           $59,333
       Charles E. Heath                               $21,000                           $65,333

     Required  Vote.  Mr. Heath and Mr. Matlack will be elected by the vote of a plurality of all shares of the Company  present at the meeting,  in person or by proxy.  Each common  share is  entitled  to one vote in the  election of each of
Messrs. Heath and Matlack. Abstensions,  withheld votes and broker non-votes, if any, will not be counted towards a nominee's achievement of a plurality.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  STOCKHOLDERS  OF THE
COMPANY VOTE "FOR" MR. HEATH AND MR. MATLACK AS DIRECTORS.

                                  PROPOSAL TWO

                         APPROVAL TO SELL COMMON SHARES
                              BELOW NET ASSET VALUE

     Our  initial  public  offering  was in May 2005.  Under  the 1940 Act,  the
Company may sell common  shares in  subsequent  public  offerings and invest the proceeds from such subsequent public offerings in accordance with its investment objectives,  so long as the net sale price to the Company  (after  deduction  of offering  expenses)  is at least  equal to the net asset  value  per share  (the
"NAV") of its common shares.  Additionally,  the 1940 Act permits the Company to sell its common  shares  below NAV with the  consent of a majority of its common stockholders  or under certain other  circumstances.  The Company is seeking the consent of a majority of its common  stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then current NAV per share,  subject to certain  conditions discussed below. If approved,  the authorization would be effective for a period expiring on the date of the Company's 2007 Annual Meeting of Stockholders, which is expected to be held in April 2007.

     The Board of Directors believes that having the ability to issue its common shares  below  NAV in  certain  instances  will  benefit  all  of the  Company's stockholders.  The Company expects that it will be  periodically  presented with attractive  opportunities to acquire  securities of master limited  partnerships
("MLPs")  that require the Company to make its  investment  commitment  quickly.
Because the Company  generally  attempts to remain  fully  invested and does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment  opportunities  presented to it unless it quickly raises capital.  The market value of our common shares,  however, may periodically  fall below our NAV,  which is not uncommon  for a closed-end  fund such as the Company. If this happens,  absent the approval of this proposal by a majority of the common stockholders, the Company will not be able to effectively access capital  markets to enable it to take advantage of attractive  investment opportunities.  The Board of Directors has approved  submitting this proposal to shareholders for their approval.

     The following table sets forth a comparison of the Company's historical NAV per share and the  comparable  closing price of the Company's  common stock,  as reported on the New York Stock Exchange.

                                      May 31, 2005(1)              August 31, 2005             November 30, 2005
                                      ------------                 ---------------             -----------------
NAV per share                              23.79                        23.98                        23.23
Closing   price  on  New  York             24.69                        25.12                        22.09
Stock Exchange
(1)Commencement of operations.

     The proposed  action would give the Company the  opportunity  to raise cash and purchase  attractively  priced  securities even if the net sale price to the
Company  of our common  shares is below NAV.  The  Company  does not  anticipate selling  common  shares below NAV unless the Company has  identified  attractive near term investment  opportunities that the directors,  including a majority of disinterested  directors,  as defined in the 1940 Act,  reasonably  believe will increase  stockholder  distributions.  Further, to the extent the Company issues common  shares  below  NAV in a  publicly  registered  transaction,  the  market capitalization  and  number of  publicly  tradable  shares of the  Company  will increase,  thus affording all stockholders greater liquidity.  To the extent the
Company  issues shares below NAV in a private  transaction,  the per share price will be the fair market value as determined by the Board of Directors.

     Upon stockholder  approval,  the Company will only sell common shares below
NAV if all of the following conditions are met:

     1. The per share offering price,  before  deduction of  underwriting  fees, commissions  and offering  expenses,  will not be less than the NAV per share of the Company's  common stock,  as determined at any time within two business days of pricing of the common stock to be sold in the offering.

     2. Immediately  following the offering,  after deducting  offering expenses and underwriting fees and commissions, the NAV per share of the Company's common stock,  as  determined  at any time within two  business  days of pricing of the common stock to be sold,  would not have been diluted by greater than a total of
1% of the NAV per share of all outstanding common stock. The Company will not be subject  to a maximum  number of  shares  that can be sold or a defined  minimum sales price per share in any offering so long as the aggregate  number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company's  common stock in excess of the 1%
limitation.

     3. A majority of the Company's independent directors makes a determination, based on information and a recommendation from the Advisor, that they reasonably expect that the  investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     As discussed below under the caption "More  Information About the Meeting -
Investment  Advisory  Agreement,"  the  Advisor  is paid a fee  based  upon  the
Company's  average  monthly  Managed Assets (as defined  below).  The Advisor is controlled  directly or  indirectly  by officers  and certain  directors  of the
Company, among others.  Therefore, the Advisor's interest in determining whether to recommend  that the Company  issue common  shares below NAV may conflict with the interests of the Company and its stockholders.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the potentially  dilutive effect of the issuance of shares of the Company's  common stock at less than NAV per share on the NAV per outstanding  share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution on the NAV per outstanding share to existing common stockholders of as much as 1%. The 1940 Act establishes a connection  between common share sale price and NAV because when stock is sold at a sale price  below NAV per share,  the  resulting  increase in the number of outstanding  shares is not  accompanied by a  proportionate  increase in the net assets of the Company.  Common stockholders should also consider that holders of the  Company's  common stock have no  subscription,  preferential  or preemptive rights  to  acquire  additional  shares  of  the  common  stock  proposed  to be authorized  for  issuance,  and thus any future  issuance  of common  stock will dilute such  stockholders'  holdings of common stock as a  percentage  of shares outstanding to the extent  stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of the Company either do not purchase any shares in an offering conducted by the
Company or do not purchase  sufficient  shares in the offering to maintain their percentage  interest,  regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed) FOR approval of the sale of common shares below NAV.

     Required Vote. The proposal must be approved by (a) the affirmative vote of a majority of all common  stockholders  of record as of the record date, and (b)
the  affirmative  vote of a majority  of the votes cast by the holders of common stock.

     Solely for the purpose of  determining  whether a majority of the number of common  stockholders of record approved the matter,  the number of common shares held  by any  single  stockholder  will  not be  relevant.  For the  purpose  of determining  whether a majority of the number of common  stockholders  of

                                       10

record approved Proposal Two, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

     Solely for the purposes of determining whether a majority of the votes cast approved  this  proposal,  each  common  share  is  entitled  to one  vote,  and abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
OF THE COMPANY VOTE "FOR" THE PROPOSAL TO ALLOW THE COMPANY TO SELL ITS COMMON
SHARES BELOW NET ASSET VALUE.

                                       11

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of  Directors  recommends  that the  stockholders  of the Company ratify the selection of Ernst & Young LLP ("E&Y") as the independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006. E&Y's selection was approved by the audit committee at a meeting  held on January 17,  2006.  Their  selection  also was  ratified  and approved  by the vote,  cast in person,  of a majority of the  directors  of the
Company,  including a majority of the directors who are not "interested persons"
of the Company within the meaning of the 1940 Act, and who are  "independent" as defined in the New York Stock Exchange listing  standards,  at a meeting held on
January 17, 2006.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting (unless otherwise directed) FOR the ratification of E&Y as the Company's independent  registered  public accounting firm. E&Y has audited the accounts of the Company  since prior to the Company's  commencement  of business in May 2005 and does not  have  any  direct  financial  interest  or any  material  indirect financial  interest in the Company.  A  representative  of E&Y is expected to be available  at the meeting and to have the  opportunity  to make a statement  and respond to appropriate  questions from the stockholders.  The audit committee of the Board of Directors  meets each year with  representatives  of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required Vote. E&Y will be ratified as the Company's independent registered public  accounting firm by the affirmative vote of a majority of all shares cast at the meeting, in person or by proxy. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker  non-votes  will not be  counted as votes cast and will have no effect on the result of the vote.

                                       12

                             AUDIT COMMITTEE REPORT

     The audit  committee of the Board of  Directors of the Company  reviews the
Company's annual  financial  statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The audit  committee,  in  discharging  its  duties,  has met with and held
discussions  with  management  and  the  Company's  independent  auditors.   The
committee has reviewed and discussed the Company's audited financial  statements for the fiscal year ended  November  30, 2005 with  management.  Management  has represented to the independent  auditors that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles.

     The audit  committee has also discussed with the  independent  auditors the matters  required to be discussed by the Statement on Auditing  Standards No. 61
(Communications with Audit Committees). The independent auditors provided to the committee  the  written  disclosures  and the letter  required  by  Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee  discussed with  representatives  of the independent  auditors their firm's independence.

     Based on the audit  committee's  review and discussions with management and the independent  auditors,  the representations of management and the reports of the independent  auditors to the committee,  the committee  recommended that the
Board include the audited  financial  statements in the Company's  Annual Report for filing with the SEC.

                               The Audit Committee

                               Conrad S. Ciccotello (Chairman)
                               Charles E. Heath
                               John R. Graham

                              INDEPENDENT AUDITORS

         On January 17, 2006, the Company's audit committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2006. E&Y is registered with the Public Company Accounting Oversight Board.

                      INDEPENDENT AUDITOR FEES AND SERVICES

     Audit Fees. For professional services rendered with respect to the audit of the Company's financial statements and the review of the Company's statutory and regulatory  filings with the SEC,  including such filings related to issuance of debt  securities,  for the period from March 4, 2005 (date of  organization)  to
November  30,  2005,  the  Company  paid E&Y fees in the  approximate  amount of
$102,000.  The Company was formed on March 4, 2005, and thus did not pay E&Y any fees prior to that date.

     Audit-Related  Fees.  For  professional  services  rendered with respect to assurance  services in connection with the Company's  compliance with its rating agency  guidelines  for the period from March 4, 2005 to November 30, 2005,  the
Company paid E&Y fees in the amount of $8,000.

     Tax Fees. For professional services for tax compliance,  tax advice and tax planning  for the period from March 4, 2005 to November  30,  2005,  the Company paid to E&Y fees in the amount of $8,000.  These services included providing tax advice and assistance and preparation of tax returns.

                                       13

     All Other Fees.  The Company  did not pay E&Y any fees for  services  other than those  described above during the period from March 4, 2005 to November 30,
2005.

     Aggregate  Non-Audit  Fees.  The Company  paid E&Y an  aggregate  amount of
$16,000, as listed above, for non-audit services provided to the Company for the period from March 4, 2005 to November 30, 2005.

     The  Advisor  has not paid nor been  billed  for fees to E&Y for  non-audit services rendered to the Advisor during the Company's last fiscal year.

     On April 15, 2005, the audit committee of the Company adopted  pre-approval polices and procedures. Under these policies and procedures, the audit committee pre-approves (i) the selection of the Company's independent  auditors,  (ii) the engagement of the independent  auditors to provide any non-audit services to the
Company,  (iii) the  engagement  of the  independent  auditors  to  provide  any non-audit services to the Advisor or any entity  controlling,  controlled by, or under  common  control with the Advisor that  provides  ongoing  services to the
Company,  if the  engagement  relates  directly to the  operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the  independent  auditors.  The Chairman of the audit  committee  may grant the pre-approval  of  any  engagement  of the  independent  auditors  for  non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the  full  audit  committee  at  its  next  meeting.  Under  certain  limited circumstances,  pre-approvals  are not required under securities law regulations for certain non-audit  services below certain de minimus  thresholds.  Since the adoption of these policies and procedures,  the audit committee has pre-approved all audit and non-audit  services  provided by E&Y, and all  non-audit  services provided by E&Y for the Advisor,  or any entity  controlling,  controlled by, or under  common  control with the Advisor that  provides  ongoing  services to the
Company,  that  are  related  to the  operation  of the  Company.  None of these services provided by E&Y were approved by the audit committee pursuant to the de
minimus  exception  under  Rule   2.01(c)(7)(i)(C)  or  Rule  2.01(c)(7)(ii)  of
Regulation S-X.

     The audit  committee of the Company has considered  whether E&Y's provision of  services  (other than audit  services)  to the  Company,  the Advisor or any entity controlling, controlled by, or under common control with the Advisor that
provides   services  to  the  Company  is  compatible  with  maintaining   E&Y's
independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, the Company had 15,950,661 common shares issued and outstanding.

     At December 31,  2005,  each  director  beneficially  owned (as  determined pursuant to Rule  16a-1(a)(2)  under the Exchange Act) shares of the Company and in all Funds  overseen by each  Director in the same Fund Complex  having values within the indicated dollar ranges. Other than the Fund Complex and TTO, none of the Company's  directors who are not interested persons of the Company,  nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.

                                       14

                                                                                  Aggregate Dollar Range of Holdings
                                         Aggregate Dollar Range of Holdings in     in Funds Overseen by Director in
               Director                              the Company(1)                         Fund Complex(2)
               --------                              --------------                         ---------------

Interested Persons
         H. Kevin Birzer                             Over $100,000                           Over $100,000
         Terry C. Matlack                            Over $100,000                           Over $100,000

Independent Persons
         Conrad S. Ciccotello                      $10,001 - $50,000                      $50,001 - $100,000
         John R. Graham                             $50,001-$100,000                         Over $100,000
         Charles E. Heath                          $10,001 - $50,000                         Over $100,000

----------------------------

(1)  Based on the closing price of the  Company's  common shares on the New York
     Stock Exchange on December 30, 2005.
(2)  Includes the Company,  TYN and TYG.  Amounts  based on the closing price of common shares of the Company, TYN and TYG on the New York Stock Exchange on
     December 30, 2005.

     The following table sets forth the securities of TTO owned  beneficially by the Company's  directors  who are not  "interested  persons" of the Company,  as defined in Section 2(a)(19) of the 1940 Act, as of January 11, 2006. The Advisor
also serves as the investment advisor to TTO.

                                                              Value of Securities       Percent of
                Name of Director          Title of Class              (1)                Class (2)
                ----------------          --------------              ---                ---------
Conrad S. Ciccotello (3)                  Common Shares             $15,000                0.04%
John R. Graham (4)                        Common Shares             $60,000                0.16%
Charles E. Heath (5)                      Common Shares             $45,000                0.12%

(1)  The value of the  securities  is determined by reference to the most recent price at which TTO sold its common  shares,  and  includes the net value of all warrants to purchase  common  shares of TTO  ("Warrants")  held by such director, assuming the Warrants were exercised on January 11, 2006.
(2)  The  percentage of class is determined by including all shares the director could purchase if the director  exercised all Warrants the director  holds, but not  including  the number of shares  which could be  purchased  by all other holders of Warrants if they exercised such Warrants.
(3)  Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,  Elizabeth
     Ciccotello.
(4)  These  shares are held of record by the John R.  Graham  Trust U/A  1/3/92,
     John R. Graham, Trustee.
(5)  These  shares are held of record by the  Charles  E.  Heath  Trust No.1 U/A
     2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

     At December 31, 2005,  each  director,  each officer and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Exchange Act) shares of common stock of the Company (or  percentage of outstanding shares) as follows:

                                       15

                                                                          Number of
                   Directors and Officers                               Common Shares                     %
                   ----------------------                               -------------                 ---------

Independent Directors
         Conrad S. Ciccotello                                               500.00                        *
         John R. Graham                                                   4,050.56                        *
         Charles E. Heath                                                 2,000.00                        *

Interested Directors and Officers
         H. Kevin Birzer                                                 10,970.48                        *
         Terry C. Matlack                                                 4,806.17                        *
         David J. Schulte                                                 1,226.54                        *
         Zachary A. Hamel                                                   645.93                        *
         Kenneth P. Malvey                                                  645.93                        *
         Directors and Officers
         as a Group                                                      24,845.61                        *

  *Indicates less than 1%.

     The table below  indicates  the  persons  known to the Company to own 5% or more of the  Company's  common  shares as of December 31, 2005.  The  beneficial owner listed below has sole power to vote and dispose of the shares.
                                                                         Number of
                      Name and Address                                  Common Shares                     %
                      ----------------                                    ---------                   ---------
         State Teachers Retirement System of Ohio                       1,085,000.00                     6.8
         275 East Broad Street
         Columbus, Ohio 43215-3771

     Investment  Advisory  Agreement.  Tortoise Capital  Advisors,  L.L.C.  (the
"Advisor")  is the  Company's  investment  advisor.  The  Advisor is  controlled equally by Fountain  Capital and KCEP. As of December 31, 2005,  the Advisor had
approximately $1.5 billion of client assets under management. The Advisor may be contacted at the address listed on the first page of this proxy statement.

     Pursuant to the terms of an Advisory  Agreement between the Company and the
Advisor, dated May 1, 2005 (the "Advisory  Agreement"),  the Company pays to the
Advisor  quarterly,  as compensation for the services rendered by the Advisor, a fee equal to 0.90%  annually of the Company's  average  monthly  Managed  Assets until May 31, 2006. Thereafter,  the Company will pay the Advisor a fee equal to
0.95%  annually  of the  Company's  average  monthly  Managed  Assets  for  such services.  "Managed  Assets" means the  Company's  total assets  (including  any assets  attributable to any leverage that may be  outstanding)  minus the sum of accrued  liabilities  other than (1) deferred  taxes,  (2) debt entered into for purposes  of  leverage,  and (3) the  aggregate  liquidation  preference  of any outstanding  preferred shares. In its last fiscal year, the Company incurred the amount of $1,786,635  in fees due to the Advisor  under the Advisory  Agreement.
The Advisor is controlled  directly or  indirectly by David J. Schulte,  CEO and
President  of the Company;  Terry  Matlack,  a director and the Chief  Financial
Officer and Assistant  Treasurer of the Company;  H. Kevin Birzer,  director and
Chairman of the Board of the Company,  Zachary A. Hamel,  Senior Vice  President
and Secretary of the Company,  and Kenneth P. Malvey,  Senior Vice President and
Treasurer of the Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors that are properly  executed and received prior to the meeting,  and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be  voted in  accordance  with  the  instructions  marked  on the  proxy.  If no instructions  are specified,  shares will be counted as a vote FOR the proposals described in this proxy statement.

                                       16

         How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable  expenses in forwarding proxy solicitation  material to the  beneficial  owners  of  shares of the  Company.  In order to obtain  the necessary  quorum at the meeting,  additional  solicitation may be made by mail, telephone,  telegraph, facsimile or personal interview by representatives of the
Company,  the Advisor,  the  Company's  transfer  agent,  or by brokers or their representatives  or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by the Company, the costs  associated with all proxy  solicitation are not anticipated to exceed
$35,000.  The  Company  will not pay any  representatives  of the Company or the
Advisor  any  additional  compensation  for their  efforts to  supplement  proxy solicitation.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter  stating that you are revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park,  Kansas 66210; (2) properly  executing and sending a later-dated proxy; or (3) attending the meeting,  requesting return of any previously delivered proxy, and voting in person.

     Quorum. The presence,  in person or by proxy, of holders of shares entitled to cast a majority of the votes  entitled to be cast  (without  regard to class)
constitutes a quorum.  For purposes of determining  the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers  and does  not have  discretionary  authority  to vote the  customers'
shares)  will be treated as shares  that are present at the meeting but have not been voted.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company's  directors and officers,  the Advisor,  affiliated  persons of the
Advisor and persons who own more than 10% of a registered class of the Company's equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the  Company's  shares with the
SEC and the New York Stock Exchange.  Those persons and entities are required by
SEC  regulations  to furnish the Company with copies of all Section  16(a) forms they  file.  Based on a review of those  forms  furnished  to the  Company,  the
Company  believes that its directors  and officers,  the Advisor and  affiliated persons of the Advisor have  complied with all  applicable  Section 16(a) filing requirements  during the last fiscal year. To the knowledge of management of the
Company,  no person owns  beneficially more than 10% of a class of the Company's equity securities.

                                  ADMINISTRATOR

     The Company has entered into an  administration  agreement  with US Bancorp
Fund Services,  LLC, whose principal business address is 615 E. Michigan Street,
Milwaukee, Wisconsin 53202.

                                       17

                           STOCKHOLDER COMMUNICATIONS

     Stockholders  are able to send  communications  to the Board of  Directors.
Communications  should be  addressed  to the  Secretary  of the  Company  at its principal  offices at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210. The Secretary will forward any  communications  received  directly to the
Board of  Directors.  The  Company  does not have a policy  with regard to Board attendance at annual meetings. This is the Company's first annual meeting.

        STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2007 ANNUAL MEETING

     Method for Including Proposals in the Company's Proxy Statement.  Under the
rules of the SEC, if you want to have a proposal included in our proxy statement for our next annual meeting of  stockholders,  that proposal must be received by the  Secretary of the Company at 10801  Mastin  Boulevard,  Suite 222,  Overland
Park,  Kansas  66210,  not later than 5:00 p.m.,  Central Time on September  29,
2006.  Such proposal must comply with all applicable  requirements of Rule 14a-8 of the Exchange Act. Timely  submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have other business  considered at our next annual meeting of stockholders but do not want those  items  included  in our proxy  statement,  you must  comply with the advance  notice  provision  of our  Bylaws.  Under our Bylaws,  nominations  for director or other business  proposals to be addressed at our next annual meeting may be made by a stockholder  who has delivered a notice to the Secretary of the
Company at 10801 Mastin  Boulevard,  Suite 222,  Overland Park, Kansas 66210, no
earlier than August 30, 2006 nor later than 5:00 p.m.  Central Time on September
29, 2006. The  stockholder  must satisfy certain  requirements  set forth in the
Company's  Bylaws and the notice must contain specific  information  required by the Company's  Bylaws.  With respect to nominees for  director,  the notice must include,  among other  things,  the name,  age,  business  address and residence address of any nominee for director, certain information regarding such person's ownership of Company shares,  and all other information  relating to the nominee as is  required  to be  disclosed  in  solicitations  of proxies in an  election contest or as otherwise  required by Regulation 14A under the Exchange Act. With respect to other  business  to be  brought  before the  meeting,  a notice  must include,  among other  things,  a  description  of the business and any material interest in such  business by the  stockholder  and certain  associated  persons proposing  the  business.  Any  stockholder  wishing to make a  proposal  should carefully read and review the Company's  Bylaws.  A copy of the Company's Bylaws may be obtained by contacting the Secretary of the Company at  1-800-727-0254 or
by writing the  Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland Park,  Kansas 66210.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in the Company's proxy statement under the rules of the SEC.

                                       18

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                    By Order of the Board of Directors

                                    /s/ Zachary A. Hamel

                                    Zachary A. Hamel
                                    Secretary

January 27, 2006

                                       19

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                       TORTOISE ENERGY CAPITAL CORPORATION

                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

     The  Audit  Committee  is a  committee  of the  Board of  Directors  of the
Company.  Its primary  function is to assist the Board in fulfilling  certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to oversee the Company's  accounting  policies,  financial  reporting and internal  control system,  as well as the work of the Company's  independent  auditors.  The Audit
Committee  assists  Board  oversight  of (1)  the  integrity  of  the  Company's financial  statements;  (2) the Company's  compliance  with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and
(4) the performance of the Company's independent  auditors.  The Audit Committee also serves to provide an open  avenue of  communication  among the  independent auditors, Company management and the Board.(1)

     o    Company  management  has the primary  responsibility  to establish and maintain  systems for  accounting,  reporting  and internal  controls, which  functions  may be delegated to an  accounting  service agent or custodian, provided Company management provides adequate oversight.

     o    The independent  auditors have the primary  responsibility to plan and implement  a  proper  audit  of the  Company's  financial  statements, including  consideration  of the Company's  accounting,  reporting and internal control practices.

     The Audit Committee may have additional  functions and  responsibilities as deemed appropriate by the Board and the Audit Committee.(2)

     Although the Audit Committee has the  responsibilities and powers set forth in this  Charter,  it is not the duty of the Audit  Committee to plan or conduct audits or to determine that the Company's financial  statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.      COMPOSITION

     The Audit  Committee  shall be comprised of all  independent  board members who,  in the  opinion of the Board,  are free from any  relationship  that would interfere  with the exercise of his

---------------------

(1) The New York Stock Exchange Corporate Governance Standards require the Audit
Committee's  charter to address,  as one of the  Committee's  purposes,  that it assist Board  oversight of "the  performance  of the  company's  internal  audit function."  Since the Company has no internal audit function,  this has not been included as one of the purposes of the Committee.

(2) The  Audit  Committee  also has as a  purpose  the  preparation  of an audit committee  report to be included in the annual proxy  statement.  This report is described in footnote 8.

or her  independent  judgment  as a member  of the  Audit  Committee.  For these purposes, a board member is considered an independent board member if:

     o    he or she is not an "interested person" of the Company as that term is defined in the Investment Company Act of 1940 (the "1940 Act");

     o    he or she does not accept,  directly or  indirectly,  any  consulting, advisory,  or other  compensatory  fee from the Company (except in the capacity as a Board or committee member); and

     o    he or she meets  the  independence  requirements  set forth in the New
          York Stock Exchange Listed Company Manual, Section 303A.07.

     Each member of the Audit Committee shall be financially  literate,  as such qualification  is interpreted by the Board in its business  judgment.  The Audit
Committee will review the  qualifications  of its members and determine  whether any of its  members  qualify  as an "audit  committee  financial  expert"(3)  as defined in Form N-CSR. The Audit Committee will submit such determination to the
Board for its final  determination.  At least one member of the Audit  Committee must have accounting or related  financial  management  expertise,  as the Board interprets such qualification in its business judgment.

     Audit  Committee  members may enhance  their  familiarity  with finance and accounting by  participating  in educational  programs from time to time, at the expense of the Company.

     The members of the Audit  Committee  shall be elected by the Board annually and serve until their successors  shall be duly elected and qualified.  Unless a
Chairman is elected by the Board,  the Chairman  shall be elected  annually be a majority vote of the members of the Audit Committee.

     The Audit  Committee  shall  have  unrestricted  access to the  independent auditors and the executive and  financial  management of the Company.  The Audit
Committee  shall have the resources and authority  appropriate  to discharge its responsibilities,  including the authority in its  discretion to retain  special legal,  accounting or other experts or consultants to advise the Audit Committee at the  expense of the Company if, in the Audit  Committee's  judgment,  that is appropriate.

-----------------------

(3) An "audit  committee  financial  expert" of a company is defined as a person who has all of the  following  attributes:  (1) an  understanding  of  generally accepted  accounting  principles  ("GAAP")  and  financial  statements;  (2) the ability  to  assess  the  general  application  of GAAP in  connection  with the accounting  for  estimates,  accruals and reserves;  (3)  experience  preparing, auditing,  analyzing or evaluating  financial  statements that present a breadth and level of complexity of  accounting  issues that are generally  comparable to the  breadth and  complexity  of issues  that can  reasonably  be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial  reporting;  and (5) an  understanding  of audit  committee  functions.  An audit  committee  financial  expert  must  have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer,  principal  accounting officer, controller,  public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

III.     MEETINGS

     The Audit Committee  shall meet two times  annually,  or more frequently as circumstances  dictate.  Special meetings (including  telephone meetings) may be called by the Chair or a majority  of the  members of the Audit  Committee  upon reasonable  notice to the other members of the Audit  Committee.  With a view to fostering open  communication,  the Audit Committee shall meet at least annually
with  senior  Company  management   responsible  for  accounting  and  financial
reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit  Committee,  or any of such other  persons,  believes should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         A. Charter. Review this Charter annually and recommend changes, if any, to the Board.

         B.       Internal Controls.

               1.   Review annually with Company  management and the independent auditors:

                    a.   the organizational  structure,  reporting relationship,
                         adequacy of resources and  qualifications of the senior
                         Company management personnel responsible for accounting
                         and financial reporting;

                    b.   their   separate   evaluations   of  the  adequacy  and
                         effectiveness  of  the  Company's  system  of  internal
                         controls,  including  those  of the  Company's  service
                         providers; and

                    c.   any  significant  findings  related  to  the  Company's
                         systems  for   accounting,   reporting   and   internal
                         controls,  in the  form  of  written  observations  and
                         recommendations  (including any management letter), and
                         Company management's written response.

               2.   Establish   procedures   for  the  receipt,   retention  and
                    treatment of complaints  received by the Company  and/or the
                    Audit Committee  regarding  accounting,  internal accounting controls or auditing matters and the confidential, anonymous submission  by officers of the Company or  employees  of the
                    Company's  investment  adviser (the  "Adviser") or any other service  provider  to  the  Company  of  concerns  regarding questionable accounting or auditing matters.

               3.   Review annually with Company  management and the independent
                    auditors,   policies  for  valuation  of  Company  portfolio
                    securities,  and the  frequency  and  magnitude  of  pricing errors.

         C.       Independent Auditors.

               1.   Approve and recommend to the Board, the selection, retention or termination of the independent auditors,  and approve the fees and other  compensation  to be paid to the  independent auditors.  Such  selection  shall be  pursuant  to a written engagement  letter  approved by the Audit  Committee,  which shall provide that:

                    o    The Audit Committee  shall be directly  responsible for
                         the appointment,  compensation, retention and oversight
                         (such   oversight    shall   include    resolving   any
                         disagreements   between  Company   management  and  the
                         independent  auditors regarding financial reporting) of
                         the independent auditors; and

                    o    The  independent  auditors shall report directly to the
                         Audit Committee.

               2.   Pre-approve  any engagement of the  independent  auditors to
                    provide  any   non-prohibited   services  to  the   Company,
                    including the fees and other  compensation to be paid to the independent auditors.(4)

                    o    The  Chairman  of the  Audit  Committee  may  grant the
                         pre-approval   referenced   above  for   non-prohibited
                         services for engagements of less than $5,000.

                    o    All such delegated  pre-approvals shall be presented to
                         the  Audit  Committee  no later  than  the  next  Audit
                         Committee meeting.

               3.   Pre-approve  any  engagement  of the  independent  auditors, including the fees and other  compensation to be paid to the independent  auditors,  to provide any non-audit services to the Adviser (or any  "control  affiliate"(5)  of the Adviser
                    providing   ongoing   services  to  the  Company),   if  the
                    engagement  relates directly to the operations and financial reporting of the Company.

                    o    The  Chairman  of the  Audit  Committee  may  grant the
                         pre-approval   referenced   above  for   non-prohibited
                         services for engagements of less than $5,000.

                    o    All such delegated  pre-approvals shall be presented to
                         the  Audit  Committee  no later  than  the  next  Audit
                         Committee meeting.

-----------------------

(4) Pre-approval of non-audit services for the Company pursuant to Section IV.C.
2 above is not required if: (a) the aggregate  amount of all non-audit  services provided to the Company is no more than 5% of the total fees paid by the Company to the  independent  auditors  during  the  fiscal  year in which the  non-audit services  are  provided;  (b)  the  services  were  not  recognized  by  Company management  at the time of the  engagement as non-audit  services;  and (c) such services are promptly brought to the attention of the Audit Committee by Company management  and the Audit  Committee  approves them (which may be by delegation)
prior to the completion of the audit.
(5) "Control  affiliate" means any entity  controlling,  controlled by, or under common control with the Adviser.

               4.   On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                    o    the  independent  auditors'  internal   quality-control
                         procedures;

                    o    any material  issues raised by the most recent internal
                         quality-control   review,   or  peer  review,   of  the
                         independent    auditors,   or   by   any   inquiry   or
                         investigations    by   governmental   or   professional
                         authorities,   within   the   preceding   five   years,
                         respecting one or more  independent  audits carried out
                         by the  independent  auditors,  and any steps  taken to
                         deal with any such issues; and

                    o    all relationships  between the independent auditors and
                         the   Company,   so  as   to   assess   the   auditors'
                         independence,    including    identification   of   all
                         relationships  the  independent  auditors have with the
                         Company   and   all   significant   relationships   the
                         independent  auditors  have with the  Adviser  (and any
                         "control  affiliate"  of the  Adviser) and any material
                         service  provider  to the Company  (including,  but not
                         limited  to,  disclosures   regarding  the  independent
                         auditors'   independence   required   by   Independence
                         Standards  Board Standard No. 1 and compliance with the
                         applicable  independence  provisions  of  Rule  2-01 of
                         Regulation S-X).

                    In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Company  management.
                    The Committee will present its  conclusions  with respect to the  independent  auditors to the Board,  and recommend that the Board take  appropriate  action,  if any, in response to the  independent  auditors'  report to satisfy itself of the independent auditors' independence.

               5.   On an annual basis,  meet with the independent  auditors and
                    Company  management to review the arrangements for and scope of the  annual  audit  for the  current  year and the  audit procedures to be utilized.

               6.   Review  the  management  letter,  if  any,  prepared  by the independent auditors and Company management's response.

               7.   Review and evaluate the lead audit  partner  (such review to include consideration of whether, in addition to the regular rotation  of the lead audit  partner as  required by law, in order  to  assure  continuing  auditor  independence,  there should be  regular  consideration  of  rotation  of the firm serving as independent auditors).

         D. Financial Reporting Processes.

               1.   Review with Company management and the independent auditors,
                    the  Company's  audited  financial   statements,   including
                    management's   discussion   of  Company   performance,   and
                    recommend  to the Board,  if  appropriate,  that the audited financial  statements  be included in the  Company's  annual report to shareholders required by Section 30(e) of the 1940
                    Act and Rule 30d-1 thereunder;

               2.   Review the Company's  policy and procedures  with respect to declaring  dividends and issuing dividend  announcements and related press releases, as well as financial information and dividend  guidance provided to analysts and rating agencies;
                    and

               3.   Review with Company management and the independent  auditors the matters that auditing professional  standards require to be communicated to the Audit Committee,  including,  but not
                    limited  to,  the  matters   required  to  be  discussed  by
                    Statement on Auditing Standards No. 61 (Communications  with
                    Audit  Committees) and 90 (Audit Committee  Communications),
                    including:

                    o    the independent  auditors' judgments about the quality,
                         and  not  just  the  acceptability,  of  the  Company's
                         accounting  principles  as  applied  in  its  financial
                         reporting;

                    o    the process used by Company  management in  formulating
                         estimates  and the  independent  auditors'  conclusions
                         regarding the reasonableness of those estimates;

                    o    all  significant  adjustments  arising  from the audit,
                         whether or not recorded by the Company;

                    o    when the  independent  auditors  are aware that Company
                         management has consulted with other  accountants  about
                         significant   accounting  and  auditing  matters,   the
                         independent  auditors'  views  about the subject of the
                         consultation;

                    o    any  disagreements  with Company  management  regarding
                         accounting or reporting matters;

                    o    any  difficulties  encountered  in  the  course  of the
                         audit,  including any  restrictions on the scope of the
                         independent   auditors'  activities  or  on  access  to
                         requested information; and

                    o    significant  deficiencies in the design or operation of
                         internal controls.

               4.   Receive  annually a report from the independent  auditors to the  Audit  Committee  of  any  changes  to  the  previously reported information regarding:

                    a.   all critical  accounting  policies and  practices to be
                         used;

                    b.   all  alternative  treatments  of financial  information
                         within  GAAP for  policies  and  practices  related  to
                         material  items that have been  discussed  with Company
                         management,  the  ramifications  of  the  use  of  such
                         alternative   disclosures  and   treatments,   and  the
                         treatment preferred by the independent auditors;

                    c.   other  material  written   communications  between  the
                         independent auditors and Company management  including,
                         but not limited to, any  management  letter or schedule
                         of unadjusted differences; and

                    d.   all  non-audit  services  provided  to an entity in the
                         "investment company complex"(6) as defined in paragraph
                         (f)(14)  of Rule 2-01 of  Regulation  S-X that were not
                         pre-approved by the Audit Committee.

                    If the  communication  is not  within  90 days  prior to the filing of the Company's annual financial statements with the
                    SEC, the independent auditors shall provide an update in the
                    90 day period prior to the filing.

                    5.   Review,  initially,  with  Company  management  and the
                         independent  auditors,  the process for  developing the
                         Company's  "disclosure  controls and  procedures"(7) as
                         defined  in  Rule  30a-3(c)  under  the  1940  Act  and
                         thereafter any significant changes thereto.

                    6.   Receive   a   report,   semi-annually,   from   Company
                         management that all necessary  certifications have been
                         made under Sarbanes-Oxley Act of 2002.

                    7.   Review  with  Company  management  and the  independent
                         auditors a report by Company  management  covering  any
                         Form N-CSR  filed,  and any required  certification  of
                         such   filing,   along  with  the  results  of  Company

----------------------

(6) "Investment  company complex"  includes:  (1) an investment  company and its investment  adviser or sponsor;  (2) any entity  controlled by or controlling an investment  adviser or sponsor in (1) above,  or any entity under common control with any  investment  adviser or sponsor in (1) above if the  entity:  (A) is an investment  adviser or sponsor or (B) is engaged in the  business  of  providing administrative,  custodian,  underwriter,  or  transfer  agent  services  to any investment  company,  investment  adviser,  or  sponsor;  and (3) an  investment company or entity that would be an  investment  company  but for the  exclusions provided  by  Section  3(c) of the 1940 Act that has an  investment  adviser  or sponsor  included in (1) and (2) above.  Investment  adviser  does not include a subadviser  whose role is primarily  portfolio  management and is  subcontracted with or  overseen  by another  investment  adviser.  Sponsor  is an entity  that establishes a unit investment trust.

(7) "Disclosure  controls and procedures" means controls and other procedures of a  registered  management  investment  company  that are designed to ensure that information  required to be disclosed by the investment company on Form N-CSR is recorded, processed,  summarized and reported, within the time periods specified in the SEC's  rules and  forms.  Disclosure  controls  and  procedures  include, without limitation,  controls and procedures designed to ensure that information required to be disclosed by an  investment  company in the reports that it files or submits on Form  N-CSR is  accumulated  and  communicated  to the  investment company's management,  including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

                         management's  most recent  evaluation  of the Company's
                         "disclosure controls and procedures."

                    8.   Ask  Company  management,   the  Company's   accounting
                         services agent and the  independent  auditors to review
                         significant  changes to elected tax accounting policies
                         and their effect on amounts distributed and reported to
                         shareholders  for Federal tax  purposes  and review any
                         material  accounting,  tax,  valuation or recordkeeping
                         issues  that may  affect  the  Company,  its  financial
                         statements   or  the   amount  of  its   dividends   or
                         distributions.

         E.       Process Improvements

                    To the  extent  appropriate,  review  with  the  independent auditors  and  Company  management  significant  changes  or improvements in accounting and auditing  processes that have been implemented.

         F.       Legal and Compliance

                    1.   Review any legal or regulatory  matters that arise that
                         could have a material impact on the Company's financial
                         statements.

                    2.   Review   policies  and   procedures   with  respect  to
                         financial    statement   risk   assessment   and   risk
                         management,  including the steps Company management has
                         taken to monitor and control such risk exposures.

                    3.   Establish  clear  hiring  policies for the Company with
                         respect  to  employees  or  former   employees  of  the
                         independent auditors.

         G.       Other Responsibilities

                    1.   Review,   annually,   the   performance  of  the  Audit
                         Committee.

                    2.   Prepare a report of the Audit  Committee as required to
                         be included in the annual proxy statement.(8)

                    3.   Investigate  any other matter  brought to its attention
                         within the scope of its duties,  and have the authority
                         in its discretion to retain legal,  accounting or other
                         experts or consultants  to advise the Audit  Committee,
                         at the expense of the Company,  if, in the  Committee's
                         judgment, that is appropriate.

-------------------

(8) Item 306 of  Regulation  S-K  requires  each proxy  statement  relating to a shareholder  meeting at which  directors  are to be elected to include a report, followed by the name of each Audit Committee  member,  stating whether:  (1) the
Committee  has reviewed and  discussed  the audited  financial  statements  with management,  (2) the Committee has discussed with the  independent  auditors the matters  required to be discussed by SAS 61, (3) the  Committee has received the written  disclosures  and the letter from the independent  auditors  required by
Independence  Standards  Board  Standard  No.  1,  and has  discussed  with  the independent  auditors  their  independence,  and (4)  based  on the  review  and discussions  referred to in  paragraphs  (1) through  (3),  the Audit  Committee recommended  to the Board that the audited  financial  statements be included in the  Company's  annual report to  shareholders  required by Section 30(e) of the
1940 Act and Rule 30d-1 thereunder.

                    4.   Perform  any  other  activities  consistent  with  this
                         Charter,   the  Company's  Articles  of  Incorporation,
                         Bylaws and governing law, as the Audit Committee or the
                         Board deems necessary or appropriate.

                    5.   Maintain  minutes  of  committee  meetings,  report its
                         significant  activities  to the  Board,  and make  such
                         recommendations to the Board as the Audit Committee may
                         deem necessary or appropriate.

V.       FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the
Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit  services for the Company;  (ii) compensation to any legal,  accounting  or  other  experts  or  consultants  retained  by the  Audit
Committee  pursuant to Section  IV.G.3 above and (iii)  ordinary  administrative expenses of the Audit  Committee  that are necessary or  appropriate in carrying out its duties.

                                    * * * * *

Adopted April 15, 2005

                   PROXY - TORTOISE ENERGY CAPITAL CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 12, 2006

The  undersigned  holder of common shares appoints David J. Schulte and Terry C.
Matlack, or either of them, each with power of substitution,  to vote all shares that the  undersigned is entitled to vote at the annual meeting of  stockholders of Tortoise  Energy Capital  Corporation to be held on April 12, 2006 and at any adjournments  thereof,  as set forth on the  reverse  side of this card,  and in their  discretion  upon any other  business  that may  properly  come before the meeting.

      YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------- ------------------------------------------------
                                                               [     ] Mark this box with an X if you have made
                                                                      changes to your name or address details above.
--------------------------------------------------------------------- ------------------------------------------------
ANNUAL MEETING PROXY CARD

This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.       ELECTION OF DIRECTORS

1. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES BELOW.
--------------------------------------------- ------ ----------------
                                               FOR       WITHHOLD
         Terry Matlack                        [   ]       [   ]
         Charles E. Heath                     [   ]       [   ]

B .      ISSUES

THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE  PROPOSAL  AND
RATIFICATION BELOW.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's  common stock, as determined at any time within two business days of pricing of the common stock to be sold in the offering;  (2) immediately following the offering,  after deducting offering expenses and underwriting fees and  commissions,  the NAV per share of the Company's common stock, as determined  at any time within two  business  days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 1%
     of the NAV per share of all outstanding common stock; and (3) a majority of the  Company's  independent  directors  makes  a  determination,  based  on information and a  recommendation  from the Company's  investment  advisor, that they reasonably  expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

          FOR    AGAINST           ABSTAIN

         [   ]    [   ]             [   ]

3.   Ratification of Ernst & Young LLP as the Company's  independent  registered public  accounting firm to audit the accounts of the Company for the fiscal year ending November 30, 2006:

          FOR    AGAINST           ABSTAIN

         [   ]    [   ]             [   ]

C.       NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING   [   ]

D. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
INSTRUCTIONS TO BE EXECUTED

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                               Signature 2 -                               Date
Please keep signature within the box        Please keep signature within the box        (mm/dd/yyyy)

------------------------------------        ------------------------------------         -----------